Exhibit 10.20.4

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL TREATMENT REQUESTED:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission (the “Commission”).

FOURTH AMENDMENT

This Fourth Amendment (“Fourth Amendment”) is entered into effective December 13, 2016 (“the Fourth Amendment Effective Date”) by and between Incyte Corporation (“Incyte”), a Delaware Corporation having an office at 1801 Augustine Cut-off, Wilmington, DE 19803, and Eli Lilly and Company (“Lilly”), and Indiana corporation having an office at Lilly Corporate Center, Indianapolis, IN 46285.

RECITALS

A.

Incyte and Lilly are parties to (i) a License, Development and Commercialization Agreement, effective December 18, 2009, (ii) an Amendment, effective June 22, 2010, (iii) a Second Amendment, effective August 1, 2011, and (iv) a Third Amendment, effective March 31, 2016, pursuant to which Incyte has granted Lilly an exclusive License to develop and commercialize Licensed Compounds and Licensed Products in the Field (such Agreement, as so amended, the “Agreement”).

B.	The Parties now desire to further amend the Agreement to modify the Milestone Event which triggers Lilly’s obligation to pay Incyte a milestone payment.

C.	Unless otherwise defined herein, all capitalized terms appearing in this Fourth Amendment shall have the meaning set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 7.2(a)(i)(F) of the Agreement is hereby deleted and replaced to designate 7.2(a)(i)(F) as follows:

Milestone Event	First Indication	[**]	[**]
(F) Receipt of Marketing Authorization of a Licensed Product by the European Commission	US $65,000,000	[**]	[**]

CONFIDENTIAL TREATMENT REQUESTED

2.	Section 7.2(a)(ii)(E) of the Agreement is hereby deleted and replaced to designate 7.2(a)(ii)(E) as follows:

[**]	[**]	[**]	[**]
(E) [**]	[**]	[**]	[**]

3.	All other terms and conditions of the Agreement shall remain in full force and effect.

4.	This Fourth Amendment shall be effective as of the Fourth Amendment Effective Date.

IN WITNESS WHEREOF, the parties by their respective authorized representatives have executed this Fourth Amendment as of the Fourth Amendment Effective Date.

ELI LILLY AND COMPANY		INCYTE CORPORATION

By:	/s/ David A. Ricke	By:	/s/ Hervé Hoppenot

Name:	David A. Ricke	Name:	Hervé Hoppenot

Title:	President, Lilly BioMedicine	Title:	CEO, Incyte

NF

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.